Investment Strategy - Allspring Taxable Fixed Income Funds - Classes A, C, R6, Administrator and Institutional - Core Bond Fund	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, we invest:
•	at least 80% of the Fund’s net assets in debt obligations (this strategy may only be changed upon 60 days’ prior notice to shareholders);
•	at least 80% of the Fund’s total assets in investment-grade debt obligations;
•	up to 25% of the Fund’s total assets in asset-backed securities, other than mortgage-backed securities; and
•	up to 20% of the Fund’s total assets in U.S. dollar-denominated debt obligations of foreign issuers.
To the extent the Fund uses derivatives, when such instruments provide investment exposure to the investments set forth in the first bullet above or exposure to one or more market risk factors associated with such investments, the Fund may include such derivatives in complying with the 80% requirement set out in this bullet.
The Fund is a feeder fund that invests substantially all of its assets in the Core Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other  Allspring Funds, or directly in a portfolio of securities.
We invest principally in investment-grade debt obligations, including  U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt obligations of foreign issuers. We may also use futures, options or swap agreements to manage risk or to enhance return or as a substitute for purchasing the underlying security.  While we may purchase securities of any maturity or duration, under normal circumstances, we expect to maintain an overall portfolio dollar-weighted average effective duration that is within 10% of that of the Fund’s benchmark. The Fund’s benchmark, the Bloomberg  U.S. Aggregate Bond index, had a duration of 5.83 years, as of July 31, 2026.   “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We consider various environmental, social and governance (ESG) factors, to the extent they are or could become financially material, in assessing risks and opportunities associated with security selection decisions in the portfolio. Such considerations vary across different portions of the portfolio, and can be dynamic over time. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.